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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 9, 2003

                                   ----------

                                 CHRONIMED INC.
             (Exact name of registrant as specified in its charter)

           MINNESOTA                    0-19952                 41-1515691
-------------------------------       -----------         ----------------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)

                                   ----------

                             10900 RED CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343
              (Address of Principal Executive Offices and Zip Code)

                                   ----------

                                 (952) 979-3600
              (Registrant's telephone number, including area code)

                                   ----------

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Item 2: Acquisition or Disposition of Assets

         On December 9, 2003, Chronimed Inc. purchased certain assets of Accent Rx for $4.2 million in cash. Accent Rx is a specialty mail service pharmacy focusing primarily on the distribution of pharmaceutical products to individuals living with HIV/AIDS and post-organ transplants. Accent Rx will be integrated into Chronimed's existing mail service operations.

         The sale was completed in accordance with the Asset Purchase Agreement dated December 9, 2003, entered into by and between Accent Rx, Inc., its parent Accentia Inc., and Chronimed Inc. Chronimed paid cash for customer records, goodwill, and certain assumed contracts, proprietary rights, and tangible assets. The purchase price was determined through arms-length negotiations between Chronimed, Accent Rx, and Accentia Inc.

         There are no material relationships between Chronimed and either of Accent Rx or Accentia Inc. or between any directors, officers, or associates of any directors or officers of Chronimed and either of Accent Rx or Accentia Inc.


Item 7. Financial Statements and Exhibits

(a) Financial statements of businesses acquired. Chronimed Inc. will file financial statements, if any, required by Item 7(a) of Form 8-K within 75 days of December 9, 2003.

(b) Pro forma financial information. Chronimed Inc. will file the pro forma financial information, if any, required by Item 7(b) of Form 8-K within 75 days of December 9, 2003.

(c)      Exhibits

         99.1 Asset Purchase Agreement dated December 9, 2003, by and between Accent Rx, Accentia Inc., and Chronimed Inc. (without exhibits or schedules).

         99.2     Press release of Chronimed Inc. issued December 10, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                      CHRONIMED INC.
                                      (Registrant)

Date: December 15, 2003

                                 By:  /s/ Henry F. Blissenbach
                                      ------------------------
                                      Henry F. Blissenbach
                                      Chief Executive Officer and
                                      Chairman of the Board of Directors


                                      /s/ Gregory H. Keane
                                      --------------------
                                      Gregory H. Keane
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number                          Description of Exhibit
-------  ----------------------------------------------------------------------
99.1     Asset Purchase Agreement dated December 9, 2003, by and between Accent
         Rx, Accentia Inc., and Chronimed Inc. (without exhibits or schedules).

99.2     Press release of Chronimed Inc. issued December 10, 2003.


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